Kindred and Gentiva: A Compelling Opportunity for American Healthcare and Shareholders Exhibit 99.2 May 2014

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended.
These forward-looking statements include, but are not limited to, statements regarding Kindred’s proposed business combination transaction with Gentiva Health Services, Inc.
(“Gentiva”) (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding Kindred’s (and Kindred and Gentiva’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,”
“could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,”  and other similar expressions. Statements in this presentation concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Kindred (and the combined businesses of Kindred and Gentiva), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Kindred based upon currently available information.
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Kindred’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Kindred is unable to predict or control, that may cause Kindred’s actual results, performance or plans with respect to Gentiva, to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Kindred’s filings with the Securities and Exchange Commission (the “SEC”).
Risks and uncertainties related to the proposed transaction with Gentiva include, but are not limited to, uncertainty as to whether Kindred will further pursue, enter into or consummate the transaction on the terms set forth in the proposal or on other terms, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, uncertainties as to the timing of the transaction, adverse effects on Kindred’s stock price resulting from the announcement or consummation of the transaction or any failure to complete the transaction, competitive responses to the announcement or consummation of the transaction, the risk that regulatory, licensure or other approvals and financing required for the consummation of the transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Gentiva’s businesses and operations with Kindred’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, unexpected costs, liabilities, charges or expenses resulting from the transaction, litigation relating to the transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.
In addition to the factors set forth above, other factors that may affect Kindred’s plans, results or stock price are set forth in Kindred’s Annual Report on Form 10-K and in its reports on
Forms 10-Q and 8-K.

Many of these factors are beyond Kindred’s control. Kindred cautions investors that any forward-looking statements made by Kindred are not guarantees of future performance.
Kindred disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
Kindred has provided information in this presentation to compute certain non-GAAP measurements for specified periods. A reconciliation of the non-GAAP measurements to the GAAP measurements is included in this presentation and on our website at www.kindredhealthcare.com under the heading “investors.”
Additional Information
This presentation is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. Subject to future developments, Kindred may file a registration statement and/or tender offer documents with the SEC in connection with a possible business combination transaction with Gentiva.
Kindred and Gentiva shareholders should read those filings, and any other filings made by Kindred with the SEC in connection with a possible business combination, if any, as they will contain important information. Those documents, if and when filed, as well as Kindred’s other public filings with the SEC, may be obtained without charge at the SEC’s website at
www.sec.gov and at Kindred’s website at www.kindredhealthcare.com.

Proposed Transaction Highlights

1 Per FactSet consensus estimates.
•
Kindred has submitted a proposal to the Gentiva Board of Directors to acquire all of the outstanding shares of Gentiva common stock
•
Transaction is supported by a strong strategic and financial rationale and creates significant value for all shareholders
•
Kindred has a strong desire to reach a negotiated agreement with Gentiva
•
We urge Gentiva’s shareholders to impress upon Gentiva's Board of Directors and Management the value of engaging with Kindred immediately on a potential combination
Our Proposal
Purchase
Consideration
• $14.00 per share
• 50% stock / 50% cash or 100% cash at Gentiva Board’s option
Premium &
Valuation
• 64% premium to May 14, 2014 closing price
• 59% premium to the 60-day volume weighted average price
• 40% premium to the median Wall Street analysts one year price target of $10 per share
• 8.9x 2014E EBITDA
1
Financing
• Mix of debt, equity and other instruments such that pro forma leverage profile is consistent with Kindred stand alone
Pro Forma
Impact
• Significantly and immediately accretive to Kindred’s earnings and cash flows
• Pro forma leverage remains similar to Kindred’s current standalone leverage
• Approximately $60-80 million in annual pre-tax operating and financial synergies
• Increased financial flexibility and meaningful capital structure synergies by replacing Gentiva’s highly levered capital structure

Helping to shape the
evolution of the
American Healthcare
Delivery System
by improving patient
outcomes, smoothing
care transitions and
lowering costs,
by more quickly
transitioning patients
home at the highest
level of wellness
Combination Places Patient-Centered Integrated Care
(and Kindred’s Continue
the Care Strategy)
at the Forefront of Healthcare Reform

Kindred and Gentiva Overview

1 Revenues for the twelve months ended March 31, 2014 (before intercompany eliminations).
2 Based on Q1 2014 revenue.
Business Mix
1
Payor Mix
1
Leading diversified post-acute provider across the U.S.
National presences across 2,313 locations in 47 states
Operates through four divisions:
–
Hospital Division
–
Rehabilitation Division
–
Nursing Center Division
–
Care Management Division (Home Health & Hospice)
500,000 patients and residents
Gentiva Kindred
Business Mix
2
Payor Mix
2
Leading U.S. provider of home health services, hospice
services and community care services
500 locations across 40 states
Organized in three operating divisions:
–
Home Health
–
Hospice
–
Community Care
Business-to-
Business
21%
Commercial
Insurance /
Private
27%
Medicaid
12%
Medicare
40%
Home Health
52%
Hospice
36%
Community
Care
12%
Medicare
76%
Medicaid
15%
Commercial /
Other
9%
Hospitals (LTAC
/ IRF)
49%
Nursing and
Rehab Centers
21%
Care
Management
5%
RehabCare
25%
Source: Kindred and Gentiva filings and investor presentations.

Combination Creates Premier Post-Acute Care Provider

($ in millions)
Kindred Gentiva Pro Forma
States 47 40 47
Locations 2,313 500 2,813
Employees 63,000 47,000 110,000
2014 Revenue $5,200 $2,000 $7,200
2014 EBITDAR $724 $226 $1,005
1 Based on midpoint of Kindred’s management’s guidance, issued on May 7, 2014.
2 Gentiva revenue based on management guidance.  Gentiva EBITDAR based on consensus estimate.
3 Pro forma Kindred includes $55mm of non-finance cost synergies.
4 Peer group  based on FactSet consensus estimates.
Benchmarking Peers 4
2014 Revenue
($ in millions)
2014 EBITDAR
($ in millions)
The acquisition of Gentiva further strengthens Kindred’s ability to serve patients across the full continuum of post-acute care
$7,200
$5,200
$3,065
$2,373
$2,000
$1,206
$839
$711
$485
PF Kindred Kindred Select Medical HealthSouth Gentiva Amedisys Skilled Health LHC Group Almost Family
$1,005
$724
$630
$535
$226
$93
$70  $67
$37
PF Kindred Kindred HealthSouth Select Medical Gentiva Skilled Health LHC Group Amedisys Almost Family
2014 Revenue
($ in millions)
2014 EBITDAR
($ in millions)
Pro Forma
(1)
Pro Forma
(1)
3
2
1
2
1

Strategic Rationale

Creates leading national provider of diversified and integrated post-acute care services across the full spectrum of care
Expands and enhances presence in Kindred’s Integrated Care Markets, driving coordinated care to more communities in a more efficient and cost-effective manner
Increased financial flexibility, lower cost of capital and substantial cost / revenue synergies will allow for investment to improve care management, support further clinical investments and create career opportunities for employees
Combined company will be well positioned not just to respond to, but to help shape, the evolution of the American Healthcare Delivery System
Shareholder value creation through significant and immediate premium and synergies, a meaningful dividend and combined company’s growth potential

Creating Value for Patients, Payors, Teammates and Shareholders

Succeed in The Core Reposition Portfolio
Aggressively Grow
Kindred at Home,
RehabCare and Assisted
Living Businesses
Develop Care
Management
Capabilities
Advance Integrated
Care Market Strategy
Improve Capital
Structure and Enhance
Shareholder Returns
•
People Services
•
Quality and Clinical
Outcomes
•
Organic Growth
•
Manage Cost and
Capital
•
In Integrated Care
Markets
•
Redeploy Capital to
Higher Margin
Businesses
•
Operationalize
Continue
The Care
•
Support New Risk-
Based Payment
Systems
•
Partner with
Hospitals, Payors
and ACOs
•
Continue to Delever
•
Acquire Facility Real
Estate
•
Grow Dividend
• Optimizes
patient
transition and
improves
clinical
outcomes
• Further builds
capabilities in
Integrated
Care Markets
• Gentiva is one
of the largest
providers of
home health
and hospice
services
• Improves
patient care
and positions
Kindred for
future risk and
payment
models
• Positions
Kindred as
partner of
choice for
hospitals,
payors,
physicians and
ACOs
• Substantially
accretive to
earnings and
cash flows
6 1 2 3 4 5
Acquisition Aligns with Kindred’s Five-Year Strategic Plan

Expands and Enhances Presence in Kindred’s
Integrated Care Markets

• Favorable geographic fit – overlap in 21 of 22 current and potential Integrated Care Markets
• National presence across 47 states
• Significant patient opportunity from improved care transitions and revenue synergies from referrals from the combined care delivery platform
• Well positioned to support ACOs and Managed Care Organizations and impact of future health reform
Source: Kindred and Gentiva filings and investor presentations.
Integrated Care Markets
As of March 31, 2014
States Covered
Transitional Care Hospitals (105)
Hospital-Based Acute Rehab Units (105)
Nursing and Rehabilitation Centers (99)
RehabCare Total Sites of Service (1,825)
Home Health, Hospice and Private Duty (157)
Regional Support Centers
Gentiva Home Health Locations (296)
Gentiva Hospice Locations (183)
Gentiva Community Care Centers (30)

Opportunity to Realize Significant Synergies

We believe that ~$60-80 million of annual pre-tax operating and financial synergies and meaningful capital structure improvements are achievable, with potential for additional upside…provided the opportunity to engage with Gentiva
The acquisition creates significant value,
and is also expected to create exciting career development and advancement opportunities for employees of both companies
– Opportunity for volume growth through cross-selling opportunities to Gentiva patients across Kindred and Gentiva's combined service platform
•
Synergies driven by topline growth from the combined company
•
Ability to leverage platform for more efficient operations, including cost savings available in:
–
Corporate overhead
–
Supply chain
–
Information technology
•
Significant capital structure synergies relative to Gentiva standalone
– By addressing Gentiva's highly levered balance sheet, a larger and more diversified combined company would have a lower cost of capital
Revenue Synergies
Cost Synergies
Capital Structure Synergies
Note: Based on publicly available information (public filings, press releases, website) – subject to further diligence.

Revenue Per Site
RehabCare Case Study

Kindred’s collaborative approach to acquisitions ensures seamless integration and enhances operational efficiency of the target
($ in mm)
Revenue
($ in thousands)
Total Sites of Service Turnover
Productivity Synergies
($ in mm)
$963
$1,300
$0
$500
$1,000
$1,500
2011 2013
2,139
2,185
0
600
1,200
1,800
2,400
2011 2013
16.5%
13.7%
0.0%
6.0%
12.0%
18.0%
2011 2013
$40
$70
$0
$20
$40
$60
$80
Estimated Synergies
(At Announcement)
Realized Synergies
79.2%
80.2%
0.0%
30.0%
60.0%
90.0%
2011 2013
$450
$585
$0
$300
$600
2011 2013

Compelling Value for Gentiva Shareholders

Source:  FactSet as of 5/14/2014.
Gentiva Share Price Performance
2.00
6.00
10.00
14.00
$18.00
May-12 Sep-12 Jan-13 May-13 Sep-13 Jan-14 May-14
Gentiva
Offer Price:  $14.00 per share
60-Day VWAP as of 5/14/14:  $8.82
39%
Premium
59%
Premium
VWAP Since 5/1/2012:  $10.05
$8.54
Current
Price
•
$14.00 per share value represents a substantial premium to its current share price
–
64% premium to May 14, 2014 closing price of $8.54
–
59% premium to the 60-day volume weighted average price
•
50% stock / 50% cash deal allows for investors to participate in the greater growth prospects, meaningful dividend and increased financial flexibility of the combined company
–
Cash election provides opportunity for immediate liquidity
•
On an NTM EBITDA multiple basis, this proposal is higher than any multiple Gentiva has traded at over the previous five years

Our Offer Significantly Exceeds Analyst Price Targets

Source: Bloomberg.
Note: Obsidian Research Group and Oppenheimer & Co. do not currently provide price targets.
Analyst Price Targets
Date
4/17/2014 5/8/2014 5/7/2014 5/7/2014 5/7/2014 5/8/2014 5/8/2014
$12.00
$11.00
$10.50
$10.00  $10.00
$9.00
$7.00
2.00
6.00
10.00
14.00
$18.00
Offer Price:  $14.00 per share
Median:  $10.00 per share
40.0%
Premium
• The proposal represents a significant premium to Street’s one-year price targets
– 40.0% premium to median of Wall Street analysts’ price targets of $10.00 per share

Next Steps

Gentiva should engage with Kindred; its refusal to discuss this value enhancing combination is in no one's best interests
– Kindred and its advisors are highly confident in the ability to finance and consummate the proposed transaction
– Combination creates undisputed leader in post-acute care, strengthening both companies ability to serve patients and provide the highest quality of care
– Kindred is making its offer public in an effort to engage with Gentiva's Board and Management
Team
– We welcome the opportunity to discuss all aspects of our proposed transaction with Gentiva's
Board and Management Team
• We urge Gentiva's shareholders to impress upon Gentiva's Board of Directors and management the value of engaging with Kindred immediately on a potential combination
• Kindred’s Board unanimously supports the proposal
• We believe that a combination with Gentiva makes compelling strategic and business sense for all shareholders
• We strongly prefer a friendly transaction

Q & A 15

May 2014 Kindred and Gentiva: A Compelling Opportunity for American Healthcare and Shareholders

Appendix 17

Reconciliation of Non-GAAP Measures ($ in millions)
2014 Earnings Guidance (a)
As of May 7, 2014
Low High
Revenues 5,200 $  5,200 $
Operating income (EBITDAR) 715 $      732 $
Rent 335 335
EBITDA 380 397
Depreciation and amortization 163 163
Interest, net 98 98
Income from continuing operations before income taxes 119 136
Provision for income taxes 46 53
Income from continuing operations 73 83
Earnings attributable to noncontrolling interests (15) (15)
Income from continuing operations attributable to Kindred 58 68
Allocation to participating unvested restricted stockholders (2) (2)
Available to common stockholders 56 $        66 $
Earnings per diluted share 1.05 $    1.25 $
Shares used in computing earnings per diluted share 53.2 53.2
(a)
This presentation includes a financial measure referred to as operating income, or earnings before interest, income taxes, depreciation, amortization and rent ("EBITDAR"). Kindred’s management uses operating income as a meaningful measure of operational performance in addition to other measures. Kindred uses operating income to assess the relative performance of its operating divisions as well as the employees that operate these businesses. In addition, Kindred believes this measurement is important because securities analysts and investors use this measurement to compare Kindred’s performance to other companies in the healthcare industry. Kindred believes that income from continuing operations is the most comparable generally accepted accounting principle ("GAAP") measure. Readers of Kindred’s financial information should consider income from continuing operations as an important measure of Kindred’s financial performance because it provides the most complete measure of its performance. Operating income should be considered in addition to, not as a substitute for, or superior to, financial measures based upon GAAP as an indicator of operating performance. A reconciliation of Kindred's May 7, 2014 guidance to income from continuing operations is below. The combined total of nearly $1 billion of EBITDAR included in this presentation includes a 2014 EBITDAR estimate of $226 million for Gentiva, which is based upon Gentiva's consensus estimates.
The earnings guidance excludes the effect of reimbursement changes, severance, retirement and retention costs, litigation costs, transaction-related costs, any further acquisitions or divestitures, any impairment charges, and any repurchases of common stock.

May 2014 Kindred and Gentiva: A Compelling Opportunity for American Healthcare and Shareholders